Supplement Dated June 21, 2013 to your Prospectus Dated May 1, 2013

In Section 7.b. State Variations, disclosure for the states of Alabama, Connecticut, New Jersey, New York and Oregon is removed and replaced with the following disclosure:

Alabama - The Fixed Accumulation Feature is not available.

Connecticut — There are no investment restrictions for The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation. Contract aggregation provisions do not apply to The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios. For Plus Contracts - The CDSC is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. A state recognized civil union partner who is the designated beneficiary may exercise contract continuation privileges if and when the Code is amended to recognize such “spouses” as meeting federal tax distribution requirements (under current tax law, a “spouse” is limited to married people of the opposite sex).

New Jersey - There are no investment restrictions for The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. The contract aggregation provisions of The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios are not applicable. The Nursing Home Waiver is not available. A state recognized civil union partner who is the designated beneficiary may exercise contract continuation privileges if and when the Code is amended to recognize such “spouses” as meeting federal tax distribution requirements (under current tax law, a “spouse” is limited to married people of the opposite sex).

New York - There are no investment restrictions for The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Foundation. A Contract issued by Hartford Life and Annuity Insurance Company is not available in New York. The rider charge for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios are only deducted from the Sub-Accounts. The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. MAV Plus is not available. The Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available.

Oregon — There are no investment restrictions for The Hartford’s Lifetime Income Builder. We will accept subsequent Premium Payments during the first three Contract Years. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

This supplement should be retained with the prospectus for future reference.

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